UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 19, 2012

   ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 19, 2012, Annaly Capital Management, Inc. (the “Company”) entered into six separate Distribution Agency Agreements (the “Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RCap Securities, Inc. (each, an “Agent” and together, the “Agents”). Pursuant to the terms of the Agreements, the Company may sell from time to time through the Agents, as the Company’s sales agents, up to 125,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Under the Agreements, the Company will pay each of the Agents a commission that will not exceed, but may be lower than, 1.5% of the gross sales price per share of Shares sold through it.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-164783), which became effective upon filing with the Securities and Exchange Commission on February 8, 2010.

The Company made certain customary representations, warranties and covenants concerning the Company, the Registration Statement and the Shares in the Agreements and also agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Copies of the Agreements are filed as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6 to this Current Report on Form 8-K and incorporated herein by reference. The descriptions of the terms of the Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibits.

RCap Securities, Inc., one of the Agents, is a wholly-owned subsidiary of the Company.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Distribution Agency Agreement, dated March 19, 2012, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.2	Distribution Agency Agreement, dated March 19, 2012, between the Company and Credit Suisse Securities (USA) LLC.
1.3	Distribution Agency Agreement, dated March 19, 2012, between the Company and Goldman, Sachs & Co.
1.4	Distribution Agency Agreement, dated March 19, 2012, between the Company and J.P. Morgan Securities LLC.
1.5	Distribution Agency Agreement, dated March 19, 2012, between the Company and Morgan Stanley & Co. LLC.
1.6	Distribution Agency Agreement, dated March 19, 2012, between the Company and RCap Securities, Inc.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.
By:	/s/ Kathryn Fagan
Name: Kathryn Fagan
Title: Chief Financial Officer

Date: March 21, 2012